Bluerock Total Income+ Real Estate Fund

PORTFOLIO OF INVESTMENTS

December 31, 2022 (Unaudited)

Security	Shares	Value
PRIVATE REAL ESTATE SECURITIES (99.75%)(a)
Apartments (11.29%)
Bridge Workforce Housing Fund I, LP	N/A	$89,374,079
Clarion Gables Multifamily Trust	78,285	141,633,991
Cortland Growth & Income Fund	236,943	389,068,500
Sentinel Real Estate Fund	1,272	163,792,255
		783,868,825
Data Centers (0.28%)
Harrison Street Data Center Fund(b)	N/A	19,487,651

Diversified (47.68%)
AEW Core Property Trust	22,332	27,731,885
Ares Real Estate Enhanced Income Fund	N/A	117,958,872
Bain Capital Real Estate Fund I	N/A	71,700,101
Blackstone Property Partners U.S.	83,488	142,520,000
Bridge Debt Strategies Fund III, LP	N/A	57,598,913
Bridge Debt Strategies Fund IV, LP	N/A	78,176,982
Brookfield Premier Real Estate Partners	222,313	386,022,733
Carlyle Property Investors	94,077	185,524,734
CBRE U.S. Core Partners, LP	133,957,632	251,675,662
Clarion Lion Properties Fund	125,550	242,196,109
H/2 Special Opportunities Fund, LP V(b)(c)	N/A	54,213,777
Harrison Street Core Property Fund	52,441	85,026,145
Invesco Core Real Estate Fund	687	154,172,654
Invesco U.S. Income Fund, LP	138,584	250,377,406
Morgan Stanley Prime Property Fund, LLC	16,948	379,121,054
PGIM PRISA II	152,269	237,866,562
PGIM PRISA III	62,197	189,378,314
Principal Enhanced Property Fund, LP	6,175,011	94,945,537
RREEF America REIT II, Inc.	512,415	80,578,880
Stockbridge Smart Markets Fund	39,329	78,887,209
Stockbridge Value Fund II	N/A	121,340
TA Realty Core Property Fund, LP	97,761	147,523,523
		3,311,318,392
Industrial (28.94%)
Ares Industrial Real Estate Fund, LP	74,933	209,068,793
CBRE U.S. Logistics Partners, LP	164,708,372	208,459,301
Clarion Lion Industrial Trust	81,258	324,984,145
Prologis Targeted U.S. Logistics Fund(c)	198,346	619,834,405
Realterm Logistics Income Fund, LP	187,289	324,472,914
RREEF Core Plus Industrial Fund, LP	959,328	222,767,327
TA Realty Logistics Fund, LP	85,054	100,220,503
		2,009,807,388
Life Science (11.56%)
Bain Capital Real Estate Life Science Fund(b)	N/A	195,317
Blackstone Property Partners Life Science	N/A	89,220,000
Harrison Street Life Science	N/A	10,152,765
IQHQ, Inc.(b)(c)	25,663,327	703,461,776
		803,029,858
TOTAL PRIVATE REAL ESTATE SECURITIES (Cost $5,998,510,363)		6,927,512,114

Security	Principal	Value
REAL ESTATE DEBT SECURITIES (4.14%)(a)(d)
FREMF 2018-K82 Mortgage Trust, Class X2A, IO, 0.100%, 9/25/2028	$1,067,418,671	$4,951,195
FREMF 2018-K82 Mortgage Trust, Class D, 0.000%, 10/25/2028	100,392,906	61,919,216
FREMF 2018-K82 Mortgage Trust, Class X2B, IO, 0.100%, 10/25/2028	262,694,906	1,260,642
FREMF 2019-K101 Mortgage Trust, Class X2A, IO, 0.100%, 10/25/2029	1,181,089,333	6,350,379
FREMF 2019-K101 Mortgage Trust, Class D, 0.000%, 1/25/2030	109,477,635	60,210,420
FREMF 2019-K101 Mortgage Trust, Class X2B, IO, 0.100%, 1/25/2030	270,043,635	1,509,244
FREMF 2019-K91 Mortgage Trust, Class X2A, IO, 0.100%, 3/25/2029	1,116,763,242	5,570,105
FREMF 2019-K91 Mortgage Trust, Class D, 0.000%, 10/25/2029	103,857,565	59,426,101
FREMF 2019-K91 Mortgage Trust, Class X2B, IO, 0.100%, 10/25/2029	247,526,565	1,308,584
FREMF 2019-KC03 Mortgage Trust, Class C, 4.365%, 1/25/2026	58,088,000	51,597,967
FREMF 2021-K132 Mortgage Trust, Class X2A, IO, 0.100%, 8/25/2031	978,836,256	6,552,977
FREMF 2021-K132 Mortgage Trust, Class X2B, IO, 0.100%, 8/25/2031	230,992,666	1,558,221
FREMF 2021-K132 Mortgage Trust, Class D, 0.000%, 12/25/2031	60,501,666	24,984,152
TOTAL REAL ESTATE DEBT SECURITIES (Cost $282,985,177)		287,199,203

Security	Shares	Value
PUBLIC EQUITY REAL ESTATE SECURITIES (2.16%)
Public Non-Traded Real Estate Investment Trusts (0.00%)
Diversified (0.00%)
Highlands REIT, Inc.(b)(e)	140,161	$35,040
Total Public Non-Traded Real Estate Investment Trusts (Cost $51,627)		35,040

Publicly Traded Real Estate Investment Trusts (2.16%)
Apartments (0.24%)
Apartment Income REIT Corp.	6,174	211,830
AvalonBay Communities, Inc.	55,113	8,901,852
Mid-America Apartment Communities, Inc.	48,905	7,677,596
		16,791,278
Data Centers (0.21%)
Digital Realty Trust, Inc.	8,342	836,452
Equinix, Inc.	21,333	13,973,755
		14,810,207
Diversified (0.08%)
WP Carey, Inc.	67,748	5,294,506
		5,294,506
Gaming (0.14%)
VICI Properties, Inc.	290,709	9,418,972
		9,418,972

Healthcare (0.20%)
Healthpeak Properties, Inc.	140,002	$3,509,850
Sabra Health Care REIT, Inc.	283,862	3,528,405
Ventas, Inc.	159,289	7,175,969
		14,214,224
Hotels (0.07%)
Ryman Hospitality Properties, Inc.	48,600	3,974,508
Sunstone Hotel Investors, Inc.	92,672	895,212
		4,869,720
Industrial (0.37%)
EastGroup Properties, Inc.	33,545	4,966,673
First Industrial Realty Trust, Inc.	69,284	3,343,646
Prologis, Inc.	132,676	14,956,565
Rexford Industrial Realty, Inc.	43,000	2,349,520
		25,616,404
Manufactured Homes (0.09%)
Equity LifeStyle Properties, Inc.	96,612	6,241,135
		6,241,135
Office (0.07%)
Alexandria Real Estate Equities, Inc.	32,754	4,771,275
		4,771,275
Regional Malls (0.10%)
Simon Property Group, Inc.	61,809	7,261,321
		7,261,321
Self-Storage (0.23%)
Iron Mountain, Inc.	86,027	4,288,446
Life Storage, Inc.	19,183	1,889,525
Public Storage	35,547	9,959,914
		16,137,885
Shopping Center (0.12%)
Kimco Realty Corp.	188,243	3,986,987
Kite Realty Group Trust	196,556	4,137,504
		8,124,491
Single Tenant (0.20%)
Agree Realty Corp.	87,453	6,203,042
Essential Properties Realty Trust, Inc.	98,879	2,320,690
Realty Income Corp.	84,096	5,334,209
		13,857,941
Single-Family Rental (0.04%)
American Homes 4 Rent, Class A	95,275	2,871,588
		2,871,588
Total Publicly Traded Real Estate Investment Trusts (Cost $157,305,990)		150,280,947

TOTAL PUBLIC EQUITY REAL ESTATE SECURITIES (Cost $157,357,617)		150,315,987

OPEN-ENDED MUTUAL FUND (0.18%)
Diversified (0.18%)
Cohen & Steers Institutional Realty Shares, Inc.	298,719	12,713,469

TOTAL OPEN-ENDED MUTUAL FUND (Cost $15,000,000)		12,713,469

SHORT TERM INVESTMENT (1.97%)
Fidelity Investments Money Market Fund - Government Portfolio - Class I, 4.253%(f) (Cost $137,486,825)	137,486,825	137,486,825

TOTAL INVESTMENTS (108.21%) (Cost $6,591,339,982)		$7,515,227,598
LIABILITIES IN EXCESS OF OTHER ASSETS (-8.21%)		(570,805,609)
NET ASSETS (100.00%)		$6,944,421,989

Common Abbreviations
IO - Interest Only Security

(a)	All or a portion of these securities are segregated as collateral for the Lines of Credit as of December 31, 2022.
(b)	Non-income producing security.
(c)	Holding is comprised of two share classes of the same underlying investment.
(d)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2022, the aggregate market value of those securities was $287,199,203, representing 4.14% of net assets.
(e)	Fair value estimated using fair valuation procedures adopted by the Board of Trustees. Total value of such securities is $35,040, representing 0.00% of net assets.
(f)	The rate shown is the 7-day effective yield as of December 31, 2022.

See Notes to Quarterly Portfolio of Investments.

Bluerock Total Income+ Real Estate Fund

Notes to Quarterly Portfolio of Investments

December 31, 2022 (Unaudited)

1. Organization

Bluerock Total Income+ Real Estate Fund (the “Fund” or the “Trust”) was organized as a Delaware statutory trust on May 25, 2012 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The Fund is non-diversified. The Fund’s investment advisor is Bluerock Fund Advisor, LLC (the “Advisor”). The Fund’s primary investment objective is to generate current income while secondarily seeking long-term capital appreciation with low to moderate volatility and low correlation to the broader markets. The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in real estate industry securities, primarily in income producing equity and debt securities.

The Fund currently offers Class A, Class C, Class I, Class L and Class M shares. Class A shares commenced operations on October 22, 2012 and are offered at net asset value plus a maximum sales charge of 5.75%. Class A shareholders who tender for repurchase Class A shares that were purchased in amounts of $1,000,000 or more that have been held less than one year (365 days) from the purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price. Class C and Class I shares commenced operations on April 1, 2014 and are offered at net asset value. Class C shares are subject to an early withdrawal charge of 1.00% if redeemed less than 365 days after purchase. Class L shares commenced operations on June 1, 2017 and are offered at net asset value plus a maximum sales charge of 4.25%. Class M shares commenced operations on December 27, 2021 and are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing shareholder service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its shareholder service and/or distribution plans. The Fund’s income, expenses (other than class specific shareholder service and distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SUMMARY OF Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 "Financial Services – Investment Companies.”

A. Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the last bid price. Debt securities, including restricted securities, are valued based on evaluated prices received from a third party pricing vendor or from brokers who make markets in such securities. Debt securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund may invest a portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end and closed-end investment companies and exchange traded funds (“ETFs” and collectively the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets/liabilities at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values (“NAV”) as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the NAV per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change. An ETF trades like common stock and typically represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an investment vehicle to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning such investment vehicles generally reflect the risks of owning the underlying securities they are designed to track, although any lack of liquidity could result in it being more volatile. Additionally, such investment vehicles have fees and expenses that reduce their value relative to their underlying holdings.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Advisor, those securities will be valued at “fair value” as determined in good faith by the Advisor, who has been named as the valuation designee by the Fund’s Board of Trustees (the “Board”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

Valuation of Private Real Estate Securities – The Fund invests a significant portion of its assets in Private Real Estate Securities (“Private Funds”), which includes securities that invest in real estate assets (“Private REITs”) and securities that invest in debt instruments secured or otherwise supported by real estate assets (“Private Debt”). The Private Funds measure their investment assets at fair value, and report a NAV per share on a calendar quarter basis. In accordance with ASC 820-10, the Fund has elected to apply the practical expedient or its equivalent, and to value its investments in Private Funds at their respective NAVs at each quarter. For non-calendar quarter-end days, the Advisor estimates the fair value of each Private REIT by adjusting the most recent NAV for each Private REIT by the change in a proprietary benchmark that the Advisor has deemed to be representative of the entire Private REIT market. For Private Debt, the Fund accrues income on a daily basis for each Private Debt investment. As of December 31, 2022, all of the Fund’s investments in Private Funds were valued at their respective NAVs.

Valuation of Public Non-Traded Equity Real Estate Securities – The Fund may invest a portion of its assets in Public Non-Traded Equity Real Estate Securities (“Public Non-Traded ERES”). The Public Non-Traded ERES do not report periodic NAVs with enough frequency to be valued using the practical expedient. The Advisor determines the fair value of Public Non-Traded ERES on a daily basis by considering various factors such as the most recent published NAV, the transaction price, secondary market trades, shareholder redemption and dividend reinvestment programs, and potential illiquidity discounts.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of input are:

Level 1 - Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The valuation techniques used by the Fund to measure fair value during the period ended December 31, 2022, maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of December 31, 2022 for the Fund's assets measured at fair value:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Private Real Estate Securities(a)	$–	$–	$–	$6,927,512,114
Real Estate Debt Securities	–	287,199,203	–	287,199,203
Public Non-Traded Real Estate Investment Trusts	–	–	35,040	35,040
Publicly Traded Real Estate Investment Trusts	150,280,947	–	–	150,280,947
Open-Ended Mutual Fund	12,713,469	–	–	12,713,469
Short Term Investments	137,486,825	–	–	137,486,825
Total	$300,481,241	$287,199,203	$35,040	$7,515,227,598

(a)	In accordance with ASC 820-10, investments that are measured at fair value using the NAV per share (or its equivalent), practical expedient, have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Portfolio of Investments.

3. COMMITMENTS AND CONTINGENCIES

Commitments – As of December 31, 2022, the Fund had unfunded commitments and/or contingencies for the below listed Private Real Estate Securities:

Security	Value	Unfunded Commitments	Redemption Frequency	Redemption Notice (Days)
AEW Core Property Trust	$27,731,885	-	Quarterly	45
Ares Industrial Real Estate Fund, LP	209,068,793	157,250,000	Quarterly	90
Ares Real Estate Enhanced Income Fund	117,958,872	-	Quarterly	90
Bain Capital Real Estate Fund I	71,700,101	35,224,437	None	None
Bain Capital Real Estate Life Science Fund	195,317	73,125,000	None	None
Blackstone Property Partners U.S.	142,520,000	-	Quarterly	90
Blackstone Property Partners Life Science	89,220,000	18,408,197	Annual	180
Bridge Debt Strategies Fund III, LP	57,598,913	5,574,061	None	None
Bridge Debt Strategies Fund IV, LP	78,176,982	20,409,145	None	None
Bridge Workforce Housing Fund I, LP	89,374,079	1,834,254	None	None
Brookfield Premier Real Estate Partners	386,022,733	-	Quarterly	90
Carlyle Property Investors	183,524,734	161,228,636	Quarterly	90
CBRE U.S. Core Partners, LP	251,675,662	-	Quarterly	60
CBRE U.S. Logistics Partners, LP	208,459,301	64,410,128	Quarterly	90
Clarion Gables Multifamily Trust	141,633,991	-	Quarterly	90
Clarion Lion Industrial Trust	324,984,145	-	Quarterly	90
Clarion Lion Properties Fund	242,196,109	-	Quarterly	90
Cortland Growth & Income Fund	389,068,500	-	Quarterly	90
Harrison Street Core Property Fund	85,026,145	-	Quarterly	45
Harrison Street Data Center Fund	19,487,651	7,220,874	None	None
Harrison Street Life Science Fund	10,152,765	8,323,500	None	None
H/2 Special Opportunities Fund, LP V	54,213,777	39,503,059	None	None
Invesco Core Real Estate Fund	154,172,654	-	Quarterly	45
Invesco U.S. Income Fund LP	250,377,406	40,000,000	Quarterly	45
IQHQ, Inc.	703,461,776	-	Annual	*
Morgan Stanley Prime Property Fund, LLC	379,121,054	-	Quarterly	90
PGIM PRISA II	237,866,562	-	Quarterly	90
PGIM PRISA III	189,378,314	-	Quarterly	90
Principal Enhanced Property Fund, LP	94,945,537	-	Quarterly	90
Prologis Targeted U.S. Logistics	619,834,405	250,000,000	Quarterly	90
Realterm Logistics Income Fund, LP	324,472,914	-	Quarterly	90
RREEF America REIT II, Inc.	80,578,880	-	Quarterly	45
RREEF Core Plus Industrial Fund, LP	222,767,327	22,500,000	Quarterly	60
Sentinel Real Estate Fund	163,792,255	11,115,528	Daily	*
Stockbridge Smart Markets Fund	78,887,209	-	Quarterly	45
Stockbridge Value Fund II	121,340	511,701	None	None
TA Realty Core Property Fund , LP	147,523,523	-	Quarterly	45
TA Realty Logistics Fund, LP	100,220,503	-	Quarterly	45
	$6,927,512,114	$916,638,520

*	Written notice required for redemption, no minimum timeline required.

Typically, when the Fund invests in a Private Fund, it makes a binding commitment to invest a specified amount of capital in the applicable Private Fund. The capital commitment may be drawn by the general partner of the Private Fund either all at once, or over time through a series of capital calls at the discretion of the general partner. As such, the Unfunded Commitments column above reflects the remaining amount of the Fund’s commitments to be called by the general partner of the Private Fund. Further, the organizational documents of the Private Funds in which the Fund invests typically have set redemption schedules and notification requirements. As such, the Redemption Frequency column above reflects the frequency in which the Private Fund accepts redemption requests and the Redemption Notice column reflects the number of days of advanced notice required. While redemptions can be requested at the frequency listed above, there is no guarantee the Fund will be paid all or any of the redemption amount at the time requested.